SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2004

The Williams Companies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-4174	73-0569878

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Williams Center, Tulsa, Oklahoma	74172

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 918/573-2000

Not Applicable

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.
Item 9. Regulation FD Disclosure.
INDEX TO EXHIBITS
Copy of Slide Presentation

Item 7. Financial Statements and Exhibits.

     Williams files the following exhibit as part of this report:

     Exhibit 99.1 Copy of Williams’ slide presentation dated June 17, 2004.

Item 9. Regulation FD Disclosure.

     The Williams Companies, Inc. wishes to disclose for Regulation FD purposes its slide presentation, filed herewith as Exhibit 99.1, utilized during a public conference call and webcast held the morning of June 17, 2004.

     Pursuant to the requirements of the Securities Exchange Act of 1934, Williams has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WILLIAMS COMPANIES, INC.

Date: June 17, 2004	/s/ Brian K. Shore

Name: Brian K. Shore
Title: Secretary

INDEX TO EXHIBITS

EXHIBIT
NUMBER	DESCRIPTION
99.1	Copy of Williams’ slide presentation utilized during the June 17, 2004, public conference call and webcast.